Exhibit 99-1

Safe Harbor Financial Secures Key Executive Team with Strategic Contract Extensions

GOLDEN, Colo., September 4, 2024 — SHF Holdings, Inc., d/b/a/ Safe Harbor Financial (“Safe Harbor” or the “Company”) (NASDAQ: SHFS), a leader in facilitating financial services and credit facilities to the regulated cannabis industry, today announced extensions to the contracts of three key executives and a restructuring of their compensation packages.

The restructured agreements include Sundie Seefried, President / CEO, extended for one year through September 2025; Dan Roda, extended through June 30, 2025; and Tyler Beuerlein, whose term remains unchanged, continuing through February 2025. Beuerlein serves as the company’s Chief Strategic Business Development Officer; Roda transitions into the newly created role of Chief Credit Officer, focusing on the company’s lending and loan participation business lines.

As part of the restructuring, the Company will realize an initial cost savings of $350,000 as the new compensation structure reduces base pay in favor of incentives aligned more closely with company revenue and growth objectives.

“These contract extensions and compensation adjustments reflect our commitment to long-term growth and shareholder value,” said Fred Niehaus, Chairman of the Board of Safe Harbor. “By ensuring continuity in our leadership team and aligning their incentives with our strategic goals, we’re positioning Safe Harbor Financial for sustained success in the dynamic cannabis banking landscape.”

This move emphasizes Safe Harbor’s dedication to maintaining a strong leadership team while implementing a more performance-driven compensation model. The extended contracts for key executives ensure stable and experienced management, while the new structure ties executive rewards directly to company performance. Additionally, the incentives are now more closely aligned with revenue and production goals, demonstrating a clear focus on growth. Safe Harbor Financial believes these changes will drive growth, enhance operational efficiency, and ultimately deliver greater value to its stakeholders.

About Safe Harbor

Safe Harbor is among the first service providers to offer compliance, monitoring and validation services to financial institutions, providing traditional banking services to cannabis, hemp, CBD, and ancillary operators, making communities safer, driving growth in local economies, and fostering long-term partnerships. Safe Harbor, through its financial institution clients, implements high standards of accountability, transparency, monitoring, reporting and risk mitigation measures while meeting Bank Secrecy Act obligations in line with FinCEN guidance on cannabis-related businesses. Over the past eight years, Safe Harbor has facilitated more than $23 billion in deposit transactions for businesses with operations spanning over 41 states and US territories with regulated cannabis markets. For more information, visit www.shfinancial.org.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements contained in this press release constitute “forward-looking statements’’ within the meaning of federal securities laws. Forward-looking statements may include, but are not limited to, statements with respect to trends in the cannabis industry, including proposed changes in U.S and state laws, rules, regulations and guidance relating to Safe Harbor’s services; Safe Harbor’s growth prospects and Safe Harbor’s market size; Safe Harbor’s projected financial and operational performance, including relative to its competitors and historical performance; new product and service offerings Safe Harbor may introduce in the future; the impact volatility in the capital markets, which may adversely affect the price of the Company’s securities; the outcome of any legal proceedings that may be instituted against Safe Harbor; other statements regarding Safe Harbor’s expectations, hopes, beliefs, intentions or strategies regarding the future; and the other risk factors discussed in Safe Harbor’s filings from time to time with the Securities and Exchange Commission. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “outlook,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would,” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject, are subject to risks and uncertainties. These forward-looking statements involve a number of risks and uncertainties (some of which are beyond the control of Safe Harbor), and other assumptions, that may cause the actual results or performance to be materially different from those expressed or implied by these forward-looking statements.

Contact Information

Safe Harbor Media

Nick Callaio, Marketing Manager

720.951.0619

Nick@SHFinancial.org

Safe Harbor Investor Relations

ir@SHFinancial.org

KCSA Strategic Communications

Phil Carlson

safeharbor@kcsa.com